UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BIO-KEY INTERNATIONAL, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BIO-KEY INTERNATIONAL, INC.

101 Crawfords Corner Road, Suite 4116

Holmdel, NJ 07733

August 24, 2026

Dear Stockholder:

We are writing to provide you with important supplemental information regarding the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of BIO-key International, Inc. (the “Company”).

We previously filed and made available to our stockholders our proxy statement on July 24, 2026 (the “Proxy Statement”), which contained three proposals. This supplement to the Proxy Statement (this “Supplement”) adds a new Proposal 4 to approve, for purposes of complying with NASDAQ Listing Rule 5635(d), the issuance of up to 1,236,668 shares of common stock upon exercise of new warrants issued in connection with the Company’s warrant inducement transaction entered into on August 10, 2026.

The date, time and location of the Annual Meeting remain unchanged. The Annual Meeting will be held on Thursday, September 3, 2026, at 10:00 a.m., local time, at the Company’s offices at 101 Crawfords Corner Road, Suite 4116, Holmdel, NJ 07733.

Please read the Proxy Statement and this Supplement carefully and in their entirety, as together they contain all of the information that is important to your decisions in voting at the Annual Meeting.

It is important that your shares be represented at the meeting, regardless of the number of shares you hold and whether or not you plan to attend the meeting in person. When you have finished reading the Proxy Statement and this Supplement, please promptly submit a new proxy by completing the enclosed revised proxy card in its entirety, signing, dating and returning it in the enclosed envelope (or following the instructions to vote by Internet or telephone). Your shares will be voted in accordance with the instructions you have given in your proxy. We encourage you to submit a new proxy so that your shares will be represented and voted on all four proposals at the Annual Meeting, whether or not you can attend.

If you have already submitted a proxy and do not submit a new proxy, your previously submitted proxy will remain valid for Proposals 1 through 3, and your shares will be counted as present for purposes of establishing a quorum. However, your shares will not be deemed entitled to vote on Proposal 4 and will not affect the outcome of the vote on that proposal. To vote on Proposal 4, you must submit a new proxy.

Thank you for your continued support.

Sincerely yours,

Michael W. DePasquale

Chairman of the Board of Directors

Holmdel, NJ

BIO-key International, Inc.
101 Crawfords Corner Road, Suite 4116
Holmdel, NJ 07733

Amended Notice of Annual Meeting of Stockholders
Thursday, September 3, 2026

Dear Stockholder:

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of BIO-key International, Inc., a Delaware corporation (the “Company”), will be held on Thursday, September 3, 2026, at 10:00 a.m., local time, at the Company’s offices at 101 Crawfords Corner Road, Suite 4116, Holmdel, NJ 07733, for the following purposes:

1.	To elect five members of the board of directors to serve until the 2027 Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

2.	To ratify the selection of M&K CPAs, PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2026;

3.	To approve, on an advisory basis, our executive compensation;

4.	To approve the issuance of up to 1,236,668 shares of common stock issuable upon exercise of warrants issued in the Company’s August 10, 2026 warrant inducement transaction; and

5.	To transact such other business as may properly come before the meeting or any continuation, adjournment or postponement thereof.

Proposals 1 through 3 were described in our original Proxy Statement dated July 24, 2026 (the “Proxy Statement”). Proposal 4 is described in the attached supplement (the “Supplement”) to the Proxy Statement.

Stockholders of record at the close of business on July 15, 2026 are entitled to notice of, and to vote at, the Annual Meeting. Each of the foregoing items of business is more fully described in either the Proxy Statement, which has been previously furnished to you, or the Supplement, which accompanies this Amended Notice.

The enclosed Supplement describes new Proposal 4 and includes a revised proxy card covering all four proposals to be voted on at the Annual Meeting. If you wish to vote on Proposal 4, you must sign, date and return the enclosed revised proxy card (or follow the instructions to vote by Internet or telephone). Signing and submitting the new proxy card will revoke any prior proxy in its entirety. Therefore, if you submit the new proxy card (or vote by Internet or telephone), in addition to voting on Proposal 4, you must mark the new proxy card in the appropriate place (or follow the instructions to vote by Internet or telephone) to indicate your vote on Proposals 1 through 3.

By Order of the Board of Directors,

Michael W. DePasquale

Chairman of the Board of Directors

Holmdel, NJ

August 24, 2026

BIO-key International, Inc.
101 Crawfords Corner Road, Suite 4116
Holmdel, NJ 07733

SUPPLEMENT TO PROXY STATEMENT

General Information about this Supplement and the Annual Meeting

This Supplement describes new Proposal 4, which is being added to the agenda for the Annual Meeting and was, therefore, not described in the original Proxy Statement. Information about Proposals 1 through 3 can be found in the Proxy Statement as originally filed with the Securities and Exchange Commission on July 24, 2026. To the extent the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information contained in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for you to review. Accordingly, we urge you to read this Supplement carefully in its entirety together with the Proxy Statement. All capitalized terms used in this Supplement and not otherwise defined herein have the respective meanings given to them in the Proxy Statement. This Supplement is being made available to our stockholders on or about August 24, 2026.

What is the purpose of the Supplement?

We previously filed and made available to our stockholders the Proxy Statement on July 24, 2026, which contained three proposals. The purpose of this Supplement is to add Proposal 4, which asks stockholders to approve, for purposes of complying with NASDAQ Listing Rule 5635(d), the issuance of shares of common stock upon exercise of new warrants issued in connection with the Company’s warrant inducement transaction.

Our board of directors is asking for your proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy. Please complete, date and sign the enclosed proxy card and return it at your earliest convenience.

Required Vote, Abstentions and Broker Non-Votes

Approval of Proposal 4 requires the affirmative vote of a majority of the shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote on this proposal. This is a non-routine matter on which brokers do not have discretionary authority to vote. Broker non-votes will have no effect on the outcome. Abstentions will have the same effect as a vote against.

How to cast or revoke your proxy

Because this Supplement describes a new proposal not reflected in the original Proxy Statement, proxies submitted before the date of this Supplement will not include votes on Proposal 4. If you do not submit a new proxy card, your previously submitted proxy will remain valid for Proposals 1 through 3, and your shares will be counted as present for purposes of establishing a quorum, but your shares will not be deemed entitled to vote on Proposal 4 and will not affect the outcome of the vote on that proposal. To vote on Proposal 4, you must submit a new proxy by signing, dating and returning the enclosed proxy card (or by following the instructions to vote by Internet or telephone). Signing and submitting the new proxy card will revoke any prior proxy in its entirety, so you must also mark your vote on Proposals 1 through 3 on the new proxy card.

A proxy that is properly completed and returned will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you properly complete and return a proxy, but do not indicate any contrary voting instructions, your shares will be voted in accordance with the board’s recommendations, which include “FOR” Proposal 4. If any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted at the discretion of the holder of the proxy. The board knows of no matters, other than those previously stated in either the Proxy Statement or this Supplement, to be presented for consideration at the Annual Meeting.

Expenses of this proxy solicitation

We will bear the costs incidental to the solicitation and obtaining of proxies, including the costs of reimbursing banks, brokers and other nominees for forwarding proxy materials to beneficial owners of our common stock. Proxies may be solicited by our officers and employees, without extra compensation, by mail, telephone, telefax, personal interviews, and other methods of communication. The Company may also retain a proxy solicitation firm to assist in the solicitation of proxies. If such a firm is retained, the Company will pay its fees and expenses.

PROPOSAL NO. 4: APPROVAL OF THE ISSUANCE OF UP TO 1,236,668 SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF WARRANTS ISSUED IN THE COMPANY’S AUGUST 10, 2026 WARRANT INDUCEMENT TRANSACTION

Background of the Warrant Inducement Transaction

On August 10, 2026, BIO-key International, Inc. (the “Company”, “we” or “us”) entered into a warrant inducement letter agreement (the “Inducement Agreement”) with Armistice Capital Master Fund Ltd. (the “Holder”) to exercise certain existing warrants (the “Existing Warrants”) to purchase an aggregate of 618,334 shares of common stock, par value $0.0001 per share (“Common Stock”), which were originally issued on October 28, 2025, with an exercise price of $10.20 per share.

Pursuant to the Inducement Agreement, the Company agreed to reduce the exercise price of the Existing Warrants to $4.06 per share (the “Reduced Exercise Price”), which was equal to the NASDAQ Minimum Price (as defined below). In consideration for the full exercise of the Existing Warrants at the Reduced Exercise Price, the Company agreed to issue to the Holder new unregistered common stock purchase warrants (the “New Warrants”) to purchase up to 1,236,668 shares of Common Stock (representing 200% warrant coverage), at an exercise price of $4.06 per share. The New Warrants are not exercisable unless and until our stockholders approve the issuance of shares of Common Stock underlying the New Warrants (the “Shareholder Approval”) as required by the applicable rules and regulations of The Nasdaq Stock Market. The New Warrants have a term of five years from the date of Shareholder Approval and contain a beneficial ownership limitation that prevents the Holder from beneficially owning more than 4.99% of the Company’s outstanding Common Stock at any time.

The gross proceeds to the Company from the exercise of the Existing Warrants were approximately $2,510,436, prior to deducting placement agent fees and estimated offering expenses. The Company intends to use the net proceeds for working capital and general corporate purposes, which may include repayment of a portion of the Company’s outstanding secured note.

Maxim Group LLC served as placement agent in connection with the transaction and received a cash fee equal to 5.0% of the gross proceeds, plus reimbursement of expenses up to $20,000.

The New Warrants were issued pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended. The shares of Common Stock issuable upon exercise of the Existing Warrants were registered under the Company’s existing registration statement on Form S-1 (File No. 333-291728). We have agreed to file a resale registration statement covering the shares issuable upon exercise of the New Warrants within 90 calendar days following the date of the Inducement Agreement.

Why the Company is Seeking Stockholder Approval

Our Common Stock is listed on The NASDAQ Capital Market and we are subject to NASDAQ’s listing rules. NASDAQ Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by officers, directors or substantial shareholders equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the “Minimum Price.” The “Minimum Price” is defined as the lower of (i) the NASDAQ Official Closing Price immediately preceding the signing of the binding agreement and (ii) the average NASDAQ Official Closing Price for the five trading days immediately preceding the signing of the binding agreement.

The issuance of the shares of Common Stock upon exercise of the New Warrants could result in the issuance of up to 1,236,668 shares, which exceeds 20% of our outstanding shares of common stock. Because the New Warrants were issued together with the exercise of the Existing Warrants, applicable NASDAQ rules attribute $0.25 of value to the New Warrants, resulting in an effective per-share purchase price for the shares issuable upon exercise of the New Warrants being below the Minimum Price. Accordingly, the Company is seeking stockholder approval to comply with NASDAQ Listing Rule 5635(d).

Pursuant to the terms of the New Warrants, the New Warrants are not exercisable unless and until the Company has obtained Shareholder Approval (as defined above).

Pursuant to the Inducement Agreement, we are required to hold a meeting of stockholders no later than 120 calendar days following August 10, 2026 to seek Shareholder Approval. If Shareholder Approval is not obtained at the first meeting, we must call a meeting every 90 days thereafter until the earlier of the date Shareholder Approval is obtained or the New Warrants are no longer outstanding.

Effect of the Issuance of Shares Upon Exercise of the New Warrants

If stockholders approve this proposal and the New Warrants are exercised in full, an additional 1,236,668 shares of Common Stock would be issued. Based on the 1,087,360 shares outstanding as of the record date, the full exercise of the New Warrants would dilute the percentage ownership and voting power of existing stockholders by approximately 53.2% (calculated as 1,236,668 / (1,087,360 + 1,236,668)). However, the New Warrants contain a beneficial ownership limitation that prevents the Holder from beneficially owning more than 4.99% of the Company’s outstanding Common Stock at any time.

Potential Consequences if this Proposal is Not Approved

The board of directors of the Company is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions contemplated by the Inducement Agreement, as those transactions have already been completed and the New Warrants have already been issued. We are only asking for approval to allow the issuance of shares of Common Stock upon exercise of the New Warrants.

The full exercise of the New Warrants would result in gross proceeds to the Company of $5,020,872. If stockholders do not approve this proposal, the New Warrants will not be exercisable which would eliminate a potential source of future equity financing. Approval of this proposal provides us with an opportunity to generate additional gross proceeds upon exercise of the New Warrants which would strengthen the Company’s financial position, and reduce the need to seek alternative financing, which may not be available on favorable terms, or at all.

No Director or Executive Officer Interests

We do not believe that our executive officers or directors have substantial interests in this proposal that are different from or greater than those of any other of our stockholders.

Required Vote

Approval of Proposal 4 requires the affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on this proposal. Abstentions will have the same effect as votes against this proposal. Because this is a non-routine matter, brokers do not have discretionary voting authority with respect to this proposal, and broker non-votes will have no effect on the outcome of the vote.

Board Recommendation

The board of directors recommends a vote FOR the resolution to approve the issuance of up to 1,236,668 shares of common stock issuable upon exercise of warrants issued in the Company’s August 10, 2026 warrant inducement transaction.

WHERE YOU CAN FIND MORE INFORMATION

The Inducement Agreement and the form of New Warrant were filed as exhibits to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 13, 2026 in connection with the warrant inducement transaction.

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. We make available free of charge on or through our website, www.bio-key.com, our reports and other information filed with or furnished to the SEC and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The SEC’s website, www.sec.gov, also contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC.

BIO-KEY INTERNATIONAL, INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on September 2, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on September 2, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

For All ☐ Withhold All ☐ For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. ELECTION OF DIRECTORS

Nominees

01) Michael W. DePasquale 02) Wong Kwok Fong (Kelvin) 03) Robert J. Michel 04) Cameron E. Williams 05) Emmanuel Alia

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2. RATIFICATION OF THE SELECTION OF M&K CPAs, PLLC AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026.	☐	☐	☐
3. APPROVAL, ON AN ADVISORY BASIS, OF THE COMPANY'S EXECUTIVE COMPENSATION.	☐	☐	☐
4. APPROVAL OF THE ISSUANCE OF UP TO 1,236,668 SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF WARRANTS ISSUED IN THE COMPANY'S AUGUST 10, 2026 WARRANT INDUCEMENT TRANSACTION.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

0000712569_1 R2.09.05.010

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement, the Supplement to the Proxy Statement and the 10K Wrap are available at www.proxyvote.com

BIO-KEY INTERNATIONAL, INC.
Annual Meeting of Stockholders
September 3, 2026 10:00 a.m.
This proxy is solicited by the Board of Directors

The undersigned hereby constitutes and appoints Michael W. DePasquale as his or her true and lawful agent and proxy with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of BIO-key International, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on September 3, 2026 at 10:00 a.m., local time, at our offices at 101 Crawfords Corner Road, Suite 4116, Holmdel, NJ 07733, and at any adjournment(s), continuation(s) or postponement(s) thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders, the Proxy Statement and the Supplement to the Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged), and in his discretion upon any other matters which may properly come before said meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR ALL NOMINEES" in Proposal 1 and "FOR" Proposals 2, 3, and 4.

0000712669_2 R2.09.05.010

Continued and to be signed on reverse side